March 30, 2022

Griffin Realty Trust, Inc.
Griffin Capital Plaza
1520 E. Grand Avenue
El Segundo, CA 90245
Attention: Michael J. Escalante

Re: Letter Agreement Regarding Administrative Services Agreement (“Letter Agreement”)

Reference is made to that certain Administrative Services Agreement (as amended from time to time, the “Agreement”), dated December 14, 2018 and effective on January 1, 2019, between Griffin Capital Company, LLC and Griffin Capital, LLC (collectively, the “Griffin Entities” and each, a “Griffin Entity”), on the one hand, and Griffin Realty Trust, Inc. (f/k/a Griffin Capital Essential Asset REIT, Inc.), GRT OP, L.P. (f/k/a Griffin Capital Essential Asset Operating Partnership, L.P.), Griffin Capital Essential Asset TRS, Inc. and Griffin Capital Real Estate Company, LLC (collectively, the “Company” and each, a “Company Party”), on the other hand. Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Agreement.

This Letter Agreement shall confirm the following agreements between the Griffin Entities and the Company:

(i)    Effective as of January 1, 2022 (the “Effective Date”), Section 4.1 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“Commencing as of January 1, 2022, and subject to Section 4.2(b), the Company shall pay to GCC the actual cost incurred by the Griffin Entities in providing the Services, which amount shall be paid monthly in arrears. Within ten (10) days following the end of each calendar month of the term of this Agreement, GCC shall deliver to the Company a statement documenting such actual costs incurred by the Griffin Entities in providing the Services during such month which are to be paid by the Company within five (5) days of receipt of such statement pursuant to this Section 4.1.”

(ii)    Effective as of the Effective Date, Schedule “A” to the Agreement is hereby deleted in its entirety and Schedule A attached to this Letter Agreement is hereby inserted in lieu thereof.

(iii)    Effective as of the Effective Date, Schedule “B” to the Agreement is hereby deleted in its entirety.

(iv)    Notwithstanding anything to the contrary in the Agreement, (A) the Company may terminate any of the Services set forth on Schedule A attached to this Letter Agreement at any time by providing not less than thirty (30) days’ prior written notice to the Griffin Entities, (B) the Services under the heading “Services Part 2” as set forth on Schedule A attached to this Letter Agreement shall automatically terminate, without any further action on the part of any party hereto, on June 30, 2022, unless sooner terminated by the Company pursuant to clause (A) above, and (C) and the Services under the heading “Services Part 3” as set forth on Schedule A attached to this Letter Agreement shall automatically terminate, without any further action on the part of any party hereto, on June 30, 2022, unless sooner terminated by the Company pursuant to clause (A) above or as set forth in Schedule A.

(v)    Notwithstanding anything to the contrary in the Agreement, the Griffin Entities hereby waive the application of Section 11.2 of the Agreement solely in respect of any solicitation of employment and/or hiring and employment by the Company of the person set forth on Schedule B attached to this Letter Agreement. For the avoidance of doubt, the Company is expressly permitted to solicit the employment of and hire and employ the person set forth on Schedule B attached to this Letter Agreement, and the same shall not constitute a breach of the Agreement by the Company.

This Letter Agreement supersedes any and all prior and contemporaneous agreements and understandings between the Griffin Entities and the Company with respect to the matters specifically set forth herein. Except as expressly set forth in this Letter Agreement, all other terms and conditions of the Agreement shall remain unchanged and in full effect. In the event of a conflict between the terms of this Letter Agreement and the Agreement, this Letter Agreement shall govern.

After giving effect to this Letter Agreement, each reference in the Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby” or words of like import referring to the Agreement shall refer to the Agreement, as modified by this Letter Agreement.

This Letter Agreement may be executed in multiple counterparts, including facsimile and .pdf counterparts, each of which shall, for all purposes, be deemed an original, but which together shall constitute one and same instrument.

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of California.

The provisions of Sections 11.12-11.16 of the Agreement are incorporated hereby by reference and shall apply to the terms and provisions of this Letter Agreement and the parties hereto mutatis mutandis.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be executed under seal, on the day and year first written above.

GRIFFIN CAPITAL COMPANY, LLC

By: /s/ Joseph E. Miller
Name: Joseph E. Miller
Its: Chief Financial Officer, Chief Operating Officer
and Treasurer

GRIFFIN CAPITAL, LLC

By: /s/ Joseph E. Miller
Name: Joseph E. Miller
Its: Chief Financial Officer

GRIFFIN REALTY TRUST, INC., f/k/a
GRIFFIN CAPITAL ESSENTIAL ASSET
REIT, INC.

By: /s/ Javier F. Bitar
Name: Javier F. Bitar
Its: Chief Financial Officer and Treasurer

GRT OP, L.P. f/k/a GRIFFIN CAPITAL
ESSENTIAL ASSET OPERATING
PARTNERSHIP, L.P.

By: Griffin Realty Trust, Inc. f/k/a Griffin Capital
Essential Asset REIT, Inc., as General Partner of
GRT OP, L.P. f/k/a Griffin Capital Essential Asset
Operating Partnership, L.P.

By: /s/ Javier F. Bitar
Name: Javier F. Bitar
Title: Chief Financial Officer and Treasurer

GRIFFIN CAPITAL ESSENTIAL ASSET TRS,
INC.

By: /s/ Javier F. Bitar
Name: Javier F. Bitar
Title: Chief Financial Officer and Treasurer

GRIFFIN CAPITAL REAL ESTATE
COMPANY, LLC

By: /s/ Javier F. Bitar
Name: Javier F. Bitar
Title: Chief Financial Officer